UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	August 9, 2005

HAIGHTS CROSS COMMUNICATIONS, INC.

(Exact Name of Registrant as Specified in Its Charter)
Delaware

(State or Other Jurisdiction of Incorporation)

333-109381	13-4087398

(Commission File Number)	(IRS Employer Identification No.)

10 New King Street, Suite 102 White Plains, New York	10604

(Address of Principal Executive Offices)	(Zip Code)
(914) 289-9400

(Registrant’s Telephone Number, Including Area Code)
N/A

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 Entry into a Material Definitive Agreement.
     On August 9, 2005, Haights Cross Communications, Inc. (the “Company”), Haights Cross Operating Company, a wholly owned subsidiary of the Company (“HCOC”), and the direct and indirect subsidiaries of HCOC, entered into Amendment No. 5 and Consent No. 4 (the “Amendment”) to the Revolving Credit Agreement, dated as of August 20, 2003, by and among HCOC, as the Borrower, the several lenders from time to time party thereto, Bear Stearns Corporate Lending, Inc., as syndication agent, and The Bank of New York, as administrative agent for the lenders, as amended by Amendment No. 1 and Waiver No.1, dated as of January 26, 2004, Amendment No. 2 and Waiver No. 2, dated as of April 14, 2004, Amendment No. 3 and Consent No. 3, dated as of December 1, 2004 and Amendment No. 4 and Waiver No. 3, dated as of March 31, 2005 (and, as further amended from time to time, the “Credit Agreement”).
     The Amendment, among other things, lowered the Consolidated Interest Coverage Ratio in Section 7.1(b) of the Credit Agreement for the periods ending June 30, 2005 and September 30, 2005 from 1.75x to 1.50x.
ITEM 2.02 Results of Operations and Financial Condition
     On August 11, 2005, the Company issued a press release announcing its financial results for the second quarter of 2005. The text of the press release is attached hereto as Exhibit 99.1.
     The information in this Item 2.02 of this Current Report on Form 8-K and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
ITEM 8.01 Other Events.
     On August 11, 2005, the Company reported that it had sold its Chelsea House business, effective August 9, 2005, to Facts on File, Inc., for gross proceeds of approximately $9.0 million. No other terms of the transaction were disclosed.
ITEM 9.01 Financial Statements and Exhibits.
     (c) Exhibits.

99.1	Press Release of Haights Cross Communications, Inc. dated August 11, 2005

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HAIGHTS CROSS COMMUNICATIONS, INC.
Date: August 11, 2005

By:	/s/ Paul J. Crecca
	Name:	Paul J. Crecca
	Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of Haights Cross Communications, Inc. dated August 11, 2005